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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 13, 2002

PRICE LEGACY CORPORATION
(Exact Name Of Registrant As Specified In Its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	0-20449 (Commission File Number)	33-0628740 (I.R.S. Employer Identification No.)
17140 Bernardo Center Drive, Suite 300 San Diego, CA (Address of Principal Executive Office)		92128 (Zip Code)
(858) 675-9400 (Registrant's telephone number, including area code)

ITEM 7.    EXHIBITS

        The following exhibit is filed as part of this report:

99.1	Supplemental Disclosure of Price Legacy Corporation for the Quarter Ended March 31, 2002.

ITEM 9.    REGULATION FD DISCLOSURE

        Attached hereto as Exhibit 99.1 is a copy of certain Supplemental Disclosure of the Registrant for the quarter ended March 31, 2002.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 13, 2002	PRICE LEGACY CORPORATION
	By:	/s/ James Y. Nakagawa James Y. Nakagawa Chief Financial Officer

EXHIBIT INDEX

Exhibit	Document
99.1	Supplemental Disclosure of Price Legacy Corporation for the Quarter Ended March 31, 2002.

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SIGNATURES
EXHIBIT INDEX